UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)

+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[   ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 1.01              Entry into a Material Definitive Agreement.

            As described under 3.03 below, on August 1, 2013, China Advanced Construction Materials Group, Inc., a Delaware corporation (“CADC Delaware”), consummated a reincorporation merger (the “Reincorporation Merger”) with and into its wholly-owned subsidiary, China Advanced Construction Materials Group, Inc., a newly formed Nevada corporation (“CADC Nevada” or the “Surviving Corporation”), pursuant to the terms and conditions of an Agreement and Plan of Merger entered into by CADC Delaware and CADC Nevada as of August 1, 2013 (the “Merger Agreement”), a form of which was previously attached to CADC Delaware’s definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2013 (the “Schedule 14A”) as Appendix C. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. As a result of the Reincorporation Merger, the registrant is now a Nevada corporation.

Item 3.03              Material Modification to Rights of Securities Holders.

            On August 1, 2013, at 6 P.M. Eastern Time (the “Effective Time”), after the completion of the Reverse Split, described in Item 5.03 below, CADC Delaware consummated the Reincorporation Merger with and into CADC Nevada for the purpose of changing CADC Delaware’s state of incorporation from Delaware to Nevada.

            The Reincorporation Merger was approved by shareholders holding the majority of the outstanding common shares of CADC Delaware on June 28, 2013 at the Annual Meeting of Shareholders. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

            The Reincorporation Merger effected a change in the registrant’s legal domicile from Delaware to Nevada. The Reincorporation did not result in any change in the registrant’s CUSIP number (after giving effect to the Reverse Stock Split), headquarters, business, jobs, management, location of any of its offices or facilities, number of employees, assets, liabilities or net worth. Management, including all directors and officers, remain the same as the management of CADC Delaware prior to the Reincorporation and will assume identical positions with CADC Nevada as a result of the Reincorporation. Holders of outstanding stock certificates representing shares of CADC Delaware will not be required to surrender such certificates to either CADC Delaware or the Surviving Corporation. In addition, CADC Delaware’s shareholders automatically became stockholders of the Surviving Corporation on a share-for-share basis.

            In accordance with Rule 12g-3 under the Exchange Act, the shares of common stock of the Surviving Corporation were deemed to be registered under Section 12(b) of the Exchange Act as the successor to CADC Delaware. The Surviving Corporation’s shares will continue to be traded on the NASDAQ Capital Market under the symbol “CADC”.

            The constituent instruments defining the rights of holders of the Surviving Corporation will now be the Articles of Incorporation and Bylaws of CADC Nevada, which are filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A form of each such document was attached as Appendix D and Appendix E to the Schedule 14A.

            The Nevada Revised Statutes will now be applicable in the determination of the rights of stockholders of the Surviving Corporation. The Surviving Corporation refers its stockholders to the discussion entitled “Changes from Delaware to Nevada Law” beginning on page 25 of the Schedule 14A which is incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            CADC Delaware filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective at 5:00 P.M. Eastern Time on August 1, 2013, to effect a 1-for-12 reverse stock split of CADC Delaware’s common stock (the “Reverse Stock Split). The terms of the Certificate of Amendment was described in detail in the Schedule 14A.

            As described in CADC Delaware’s Form 8-K filed with the Securities and Exchange Commission on July 3, 2013, at CADC Delaware’s annual meeting held on June 28, 2013, CADC Delaware’s shareholders approved the Certificate of Amendment and authorized CADC Delaware’s Board of Directors to effect the Reverse Stock Split by filing the Certificate of Amendment with the Delaware Secretary of State. As a result of the Reverse Stock Split, every twelve (12) shares of CADC Delaware’s pre-Reverse Stock Split common stock were combined and reclassified into one share of CADC Delaware’s common stock.

            Beginning with the opening of trading on August 2, 2013, the Surviving Corporation’s common stock continued to trade on the NASDAQ Capital Market on a Reverse Stock Split adjusted basis with a new CUSIP number of 169365202. The Reverse Stock Split did not change the authorized number of shares of CADC Delaware or the par value of its common stock.

            No fractional shares were issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a full share of common stock.

            The Surviving Corporation’s transfer agent, Action Stock Transfer Corp. is acting as the exchange agent for the Reverse Stock Split and will send to the stockholders of record post-Reverse Stock Split stock certificates in exchange for any pre-Reverse Stock Split stock certificates upon the request of any stockholders. Proportional adjustments will be made to the registrant’s outstanding stock options and warrants to reflect the Reverse Stock Split.

            As a result of the Reincorporation Merger described in Items 1.01 and 3.03 above, the Articles of Incorporation and Bylaws of CADC Nevada will be the governing instruments of the Surviving Corporation following the Reincorporation Merger, resulting in several changes from the Certificate of Incorporation and Bylaws of CADC Delaware. Most of these changes are purely procedural in nature, such as a change in the registered office and agent from an office and agent in Delaware to an office and agent in Nevada.

            For more information regarding the Reverse Stock Split and the changes to the governing instruments of the Surviving Corporation resulting from the Reincorporation Merger, see the Schedule 14A under the section entitled “Proposal 3 --Approval of the Reverse Stock Split” and under the section entitled “Proposal 4 --Approval of the Reincorporation.”, including “Certain Effects of the Change in State of Incorporation.”

            The foregoing description of the Certificate of Amendment, Articles of Incorporation and Bylaws of CADC Nevada is not intended to be complete and is qualified in its entirety by reference to the complete text of the Schedule 14A and the provisions of the Certificate of Amendment, Articles of Incorporation and Bylaws of CADC Nevada, which are attached to this report as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

            On August 1, 2012, the Surviving Corporation issued a press release announcing the Reincorporation Merger and the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1

            The information in this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 1, 2013 by and between CADC Delaware and CADC Nevada

3.1	Certificate of Amendment of CADC Delaware

3.2	Articles of Incorporation of CADC Nevada

3.3	Bylaws of CADC Nevada

99.1	Press Release dated August 1, 2013

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Name: Xianfu Han
Title: Chief Executive Officer